Exhibit 99.1

1 Sensitivity: Confidential 2Q21 Earnings Presentation August 16, 2021

2 Sensitivity: Confidential Safe Harbor Statement This presentation includes forward-looking statements that are subject to risks and uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast” and other words and terms of similar meaning. Forward-looking statements include, but are not limited to, guidance regarding 2021 financial and certain operational trends and our ability to successfully execute our 2021 company priorities supporting the guidance; anticipated net Kinetic broadband subscriber growth and higher speeds, including 1 Gbps speed availability, along with speed expansion to more households and businesses within our service areas; network expansion opportunities generally and related to funding from various future broadband programs and the Rural Digital Opportunity Fund; improved Enterprise contribution margin and acceleration of, and opportunities related to, Enterprise strategic sales and services; overall revenue growth and contribution margin trends in our business units; wholesale network and customer expansion opportunities for 2021; statements concerning the Master Lease arrangements with Uniti Group, Inc. (“Uniti”), including growth capital improvement reimbursements; expectations regarding expense management activities, including interconnection and access expense, and the timing and benefit of such activities; and any other statements regarding plans, objectives, expectations and intentions and other statements that are not historical facts. These statements, along with other forward- looking statements regarding Windstream’s overall business outlook, are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events, performance or results. Actual future events and results may differ materially from those expressed in these forward-looking statements as the result of a number of important factors. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to current or future adverse economic, political or market conditions related to epidemics, pandemics, or other outbreaks of contagious diseases, including the current COVID-19 pandemic, and the impact of these conditions on our business operations and financial position, including the ability of our customers or our employees to conduct work in the normal course of business; risk and uncertainties relating to any continuing impact of our restructuring process on our ability to achieve our 2021 financial and operational goals and guidance parameters in light of the continuation of certain restructuring matters, including third party actions, claims or motions in the Chapter 11 process or on appeal until the court docket is closed; that the expected benefits of cost reduction and expense management activities are not realized or adversely affect our sales and operational activities or are otherwise disruptive to our business and personnel; further adverse changes in economic conditions in our markets unrelated to the COVID-19 pandemic; the impact of new, emerging, or competing technologies and our ability to utilize these technologies to provide services to our customers; general U.S. and worldwide economic conditions and related uncertainties; and the effect of any changes in federal or state governmental regulations or statutes. Windstream does not undertake any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

3 Sensitivity: Confidential Participants Tony Thomas Chief Executive Officer Bob Gunderman Chief Financial Officer Chris King VP, Investor Relations Drew Smith Treasurer

Second Quarter 2021 Highlights

Sequential Revenue Growth

6th Consecutive Quarter of Kinetic consumer revenue growth

Kinetic and Wholesale sequential services revenue growth

Enterprise Strategic revenue growth of over 15% y-o-y

Consumer broadband growth of **9,500 subscribers** in 2Q21 and **23K** YTD

60,000 net subscriber adds estimated for 2021

Kinetic average revenue per household up 3.5% y-o-y

Kinetic consumer revenue growth up 5.1% y-o-y

Adjusted EBITDAR of $424M

Adjusted EBITDAR growth both sequentially (for third consecutive quarter) and year-over-year

Consolidated adjusted EBITDAR margin of 37.8% up ~250 bps y-o-y

Consolidated cash expenses down 8.3% YTD

1 Gbps & Interconnection Progress

Constructed 134K new locations with 1 Gbps capabilities in 2Q; 124K consumer customers on 1Gbps facilities, a 20K increase in the quarter

Total interconnection expense fell by over 13% year-over-year on an annualized basis; legacy-TDM related expenses fell by ~16% y-o-y

Sensitivity: Confidential

4

2021 Priorities Accelerate Path to Growth

Expand 1 Gig Broadband

- $1.75 billion 5-year fiber program begins in earnest this year to push high-quality and cost-effective 1 Gbps designs and builds

Improving Enterprise Revenue Trends

- Capture new revenue opportunities through the strength of our products, operational improvements, talented sales and support teams

Fast Track TDM Exit

- Initiate 3-year plan to migrate the majority of our CLEC customers off of the TDM network, which will improve customer experience while lowering cost structure

Maintain Product & Software Leadership

- Continue to maintain our best-in-class product portfolio across OfficeSuite, SD-WAN, optical networks and our digital experience

Consistently Deliver Excellent Customer Experiences

- Continue to deliver excellent customer service levels through technology upgrades to improve efficiencies

Sensitivity: Confidential

5

6 Sensitivity: Confidential -45 14 28 60 23 -50 -30 -10 10 30 50 70 2017 2018 2019 2020 YTD 2021 …is Producing Significant Market Share Growth over Multi-Year Period Net Broadband Additions Enhanced Kinetic Broadband Speed Capabilities Driving Market Share Gains 57% 61% 70% 72% 74% 12% 15% 42% 44% 47% 5% 10% 16% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 2017 2018 2019 2020 YTD 2021 25 Mbps+ 100 Mbps+ 1Gbps Increased Access to High-Speed Broadband… % of Homes in ILEC Footprint with Access to Available Speeds On Track to Achieve Full Year 2021 Target 60

7 Sensitivity: Confidential Consumers Enjoying Faster Speed Tiers 44% 47% 51% 53% 54% 56% 58% 60% 62% 63% 19% 22% 26% 29% 32% 36% 38% 41% 42% 44% 7% 9% 15% 18% 20% 22% 23% 25% 26% 27% 0% 20% 40% 60% 80% 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 25 Mbps + 50 Mbps + 100 Mbps + Consumer Speed Distribution of 25, 50 and 100 Mbps

8 Sensitivity: Confidential More Speed Available to Activate Across all speed tiers, only 48% of Kinetic Consumers are on max speed available 312 149 145 332 193 Max Speed Available by Customer Count <25Mbps 25 Mbps to 49 Mbps 50 Mbps to 99 Mbps 100 Mbps to 1 Gbps 1 Gbps+ 28% 36% 49% 65% 82% 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% <25Mbps 25 Mbps to 49 Mbps 50 Mbps to 99 Mbps 100 Mbps to 1 Gbps 1 Gbps+ % of Customers Upgrade Eligible by Speed Tier (in thousands)

9 Sensitivity: Confidential 1 Gbps Broadband Expansion Acceleration 90 94 99 106 127 131 134 128 169 260 309 462 587 721 0 100 200 300 400 500 600 700 800 900 1000 4Q19 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 1 Gbps Premises Passed (in 000’s) SMB Consumer 263 359 415 589 718 855 134K 1 Gbps Consumer Premises Constructed in 2Q 218 Strong Adoption of New 1 Gbps Facilities • Ended 2Q with 124K Consumers on 1G capable facilities • Represents a 17.2% penetration

10 Sensitivity: Confidential $286 $287 $292 $295 $297 $302 $76.75 $76.34 $76.78 $77.41 $78.01 $79.02 $65.00 $70.00 $75.00 $80.00 $275 $280 $285 $290 $295 $300 $305 1Q20 2Q20 3Q20 4Q20 1Q21 2Q21 Consumer Revenue ($ in millions) Household ARPU (actuals) Strong Consumer Revenue Results Driven by Customer Growth and Stable ARPU

11 Sensitivity: Confidential 16.7% 18.2% 19.7% 20.7% 22.2% 0% 4% 8% 12% 16% 20% 24% 2Q20 3Q20 4Q20 1Q21 2Q21 63% 57% 62% 78% 62% 30% 40% 50% 60% 70% 80% 90% 2Q20 3Q20 4Q20 1Q21 2Q21 Enterprise Strategic Revenue Growth Continues .. Cloud services, increasing bandwidth demand & software enabled networks fueling Strategic Revenue growth .. 2Q21 Annualized Strategic Product Revenue is $390M and growing 15% YoY while total Strategic Revenues are now over 22% of Service Revenues (1) .. Strategic sales 62% of total Enterprise sales in quarter Strategic Revenue % of Total Service Revenue Strategic Sales as % of Total Sales Strategic product revenue is $390M annualized (1) Excludes Switched access and End user surcharges

2Q21 Financial Results

Unaudited Adjusted Pro Forma Results of Operations (non-GAAP)

Financial Overview [(1)] *(Dollars in Millions)*	2020 Q1	2020 Q2	2020 Q3	2020 Q4	2020 YE	2021 Q1	2021 Q2
Revenue							
Kinetic	$ 555	$ 550	$ 553	$ 549	$ 2,208	$ 546	$ 555
Enterprise	544	533	516	496	2,089	481	471
Wholesale	73	75	75	73	295	76	76
Segment Service Revenue	**1,172**	**1,157**	**1,144**	**1,119**	**4,591**	**1,103**	**1,101**
Product Sales	21	20	18	15	74	15	20
Total Revenue and Sales	**$ 1,193**	**$ 1,177**	**$ 1,161**	**$ 1,134**	**$ 4,665**	**$ 1,118**	**$ 1,121**
Contribution Margin							
Kinetic	$ 322	$ 314	$ 302	$ 311	$ 1,249	$ 314	$ 312
Enterprise	92	100	85	84	361	91	90
Wholesale	33	31	31	35	130	37	46
Segment Contribution Margin	**$ 446**	**$ 445**	**$ 418**	**$ 430**	**$ 1,739**	**$ 442**	**$ 447**
Shared Expenses	31	29	31	26	118	25	24
Adjusted EBITDAR	**$ 415**	**$ 416**	**$ 387**	**$ 404**	**$ 1,622**	**$ 417**	**$ 424**
Adjusted EBITDAR Margin %	34.8%	35.3%	33.3%	35.6%	34.8%	37.3%	37.8%
Segment Contribution Margin %							
Kinetic	56.6%	55.6%	53.4%	55.5%	55.3%	56.2%	55.3%
Enterprise	16.6%	18.6%	16.2%	16.8%	17.1%	18.8%	19.0%
Wholesale	44.9%	41.6%	42.1%	47.6%	44.0%	48.8%	54.0%

(1) *All periods revised to present our historical revenues and the computations of Adjusted EBITDAR to exclude revenues from customer contracts and fiber asset sales sold to Uniti in conjunction with our emergence from restructuring*

Sensitivity: Confidential

12

Significant Interconnection Cost Reduction Opportunities Remain

TDM Retirement to Accelerate Cost Reduction and Improve Customer Experience

Interconnection Expenses (in millions)[1]

		2Q20 Annualized		2Q21 Annualized	YoY Change %
TDM	$	299	$	230	(23.1%)
IP/Ethernet		317	$	286	(9.8%)
Last Mile Access		**616**	**$**	**516**	**(16.3%)**
TDM		116	$	80	(30.6%)
IP/Ethernet		36	$	35	(2.7%)
Network Access		**152**	**$**	**116**	**(23.9%)**
Voice/Other		**29**	**$**	**29**	**(3.1%)**
Total Interconnect Access	**$**	**798**	**$**	**660**	**(17.3%)**
Network Real Estate	$	174	$	170	(2.5%)
Colocation		105		103	(1.7%)
Network Facilities Expense		**279**		**273**	**(2.2%)**
Fiber Expense		**64**		**58**	**(8.7%)**
Total Network Facilities & Fiber Expense	**$**	**343**	**$**	**331**	**(3.4%)**
Total Interconnect	**$**	**1,141**	**$**	**991**	**(13.1%)**

(1) Expenses Include Recurring Interconnection, Network Facilities and Fiber Expenses Only

- 2Q21 annualized run-rate of ~$990M in interconnection, network facility and fiber expenses; annualized decline of over 13%
- Approximately $583 million of Legacy TDM-related expense including Network Facility expense; annualized decline of 16%
- Launched 3-year program to migrate CLEC TDM customers to newer technologies; moving from circuit-level to market-level optimization
- The focus on market-level TDM removal will enable greater reductions in network real estate and collocation expenses

Sensitivity: Confidential

13

14 Sensitivity: Confidential Strong Balance Sheet with No Near-Term Maturities $0 $0 $0 $0 $0 $0 $730 $1,400 $- $200 $400 $600 $800 $1,000 $1,200 $1,400 2020 2021 2022 2023 2024 2025 2026 2027 2028 $500 Term Loan(1) Senior First Lien Notes Undrawn Revolver Debt Maturity as of June 30, 2021 Net Liquidity as of June 30, 2021 Net Debt to Adjusted EBITDA Fixed Interest Rate for Total Debt

15 Sensitivity: Confidential 2021 Financial and Operational Guidance • Adjusted EBITDAR down ~ 1% from 2020 level • Capex flat from 2020 level; anticipate ~$200-$225 million of Uniti GCI funding • ~$170 million in cash interest; minimal cash taxes • Broadband Net Adds of ~ 60,000 • Low single-digit Kinetic consumer revenue growth y-o-y

16 Sensitivity: Confidential Appendix Contents: • Quarterly supplemental schedules (Pro Forma)

17 Sensitivity: Confidential Supplemental Financial Information

Supplemental Financial Information

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(In millions)

	2021			2020				
ADJUSTED RESULTS OF OPERATIONS:	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Revenues and sales:								
Service revenues	$ 2,204.7	$ 1,101.5	$ 1,103.2	$ 4,591.3	$ 1,118.6	$ 1,143.6	$ 1,157.4	$ 1,171.7
Product and fiber sales	34.3	19.7	14.6	73.7	15.4	17.5	19.5	21.3
Total revenues and sales	2,239.0	1,121.2	1,117.8	4,665.0	1,134.0	1,161.1	1,176.9	1,193.0
Costs and expenses:								
Cost of services	1,065.0	530.6	534.4	2,304.9	560.4	585.7	578.2	580.6
Cost of sales	33.0	15.8	17.2	78.3	15.6	19.5	21.7	21.5
Selling, general and administrative	300.7	151.3	149.4	660.3	154.1	169.2	161.1	175.9
Costs and expenses	1,398.7	697.7	701.0	3,043.5	730.1	774.4	761.0	778.0
Adjusted EBITDAR (A)	840.3	423.5	416.8	1,621.5	403.9	386.7	415.9	415.0
Cash payment under master leases with Uniti	(332.2)	(166.4)	(165.8)	(662.3)	(165.9)	(165.8)	(165.6)	(165.0)
Cash received from Uniti per settlement agreement	49.0	24.5	24.5	24.5	24.5	-	-	-
Adjusted EBITDA (B)	$ 557.1	$ 281.6	$ 275.5	$ 983.7	$ 262.5	$ 220.9	$ 250.3	$ 250.0
Margins (C):								
Adjusted EBITDAR margin	37.5%	37.8%	37.3%	34.8%	35.6%	33.3%	35.3%	34.8%
Adjusted EBITDA margin	24.9%	25.1%	24.6%	21.1%	23.1%	19.0%	21.3%	21.0%
Adjusted Capital Expenditures	$ 509.8	$ 251.8	$ 258.0	$ 1,001.1	$ 274.9	$ 246.1	$ 247.7	$ 232.4
Adjusted Free Cash Flow (D)	$ 59.5	$ 58.3	$ 1.2	$ (157.8)	$ 29.1	$ (59.9)	$ (68.5)	$ (58.5)

Debt Leverage Ratio:	As of 6/30/2021	
Long-term debt, including current maturities (E)	$ 2,130.3	
Add: Capital lease obligations	35.4	
Less: Cash and cash equivalents	(176.8)	
Net debt	$ 1,988.9	(1)
	Twelve Months Ended 6/30/2021	
Adjusted EBITDA	$ 1,040.5	(2)
Net leverage ratio (F) - computed as (1)/(2)	1.91x	

Available liquidity as of June 30, 2021:	
Cash and cash equivalents	$ 176.8
Available capacity under credit facility (G)	469.2
Available liquidity	$ 646.0

(A) Adjusted EBITDAR is earnings before interest expense, income taxes and depreciation and amortization and is calculated as operating income (loss) excluding depreciation and amortization, straight-line expense under the master leases with Uniti, equity-based compensation expense, restructuring charges, and certain other costs.

(B) Adjusted EBITDA is Adjusted EBITDAR after the cash payment due under the master leases with Uniti including incremental rent for growth capital improvements funded by Uniti and cash received from Uniti per the settlement agreement.

(C) Margins are calculated by dividing the respective profitability measures by total revenues and sales.

(D) Adjusted Free Cash Flow is Adjusted EBITDA less adjusted capital expenditures and cash paid for interest on long-term debt obligations plus funding received from Uniti for growth capital expenditures and adjusted for cash (paid) refunded for income

(E) Long-term debt, including current maturities excluding unamortized debt discount.

(F) The net leverage ratio is computed by dividing net debt by Adjusted EBITDA.

(G) Available capacity under credit facility excludes outstanding letters of credit.

See page 23 for computations of Adjusted EBITDAR, Adjusted EBITDA, Adjusted Free Cash Flow and Adjusted Capital Expenditures.

Sensitivity: Confidential

18

Supplemental Financial Information

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION - REVENUE SUPPLEMENT
for the quarterly periods in the years 2021 and 2020
(In millions)

	2021			2020				
Service revenues:	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic:								
High-speed Internet bundles	$ 552.2	$ 279.0	$ 273.2	$ 1,047.2	$ 269.3	$ 264.8	$ 258.1	$ 255.0
Voice only	39.6	19.4	20.2	89.6	21.4	22.2	22.7	23.3
Video and miscellaneous	7.6	3.7	3.9	23.0	3.9	4.6	6.6	7.9
Consumer	599.4	302.1	297.3	1,159.8	294.6	291.6	287.4	286.2
Small business	135.9	68.2	67.7	275.5	67.2	68.3	69.0	71.0
Large business	82.0	40.4	41.6	177.6	41.9	43.4	45.4	46.9
Wholesale	122.3	61.9	60.4	251.1	62.2	61.9	62.7	64.3
Switched access	10.6	5.3	5.3	22.4	5.6	5.6	5.8	5.4
CAF Phase II funding	87.7	43.8	43.9	175.5	43.9	43.9	43.8	43.9
State USF	19.5	10.2	9.3	75.1	15.3	20.0	19.9	19.9
End user surcharges	43.5	22.6	20.9	70.7	18.7	18.7	16.2	17.1
Kinetic	1,100.9	554.5	546.4	2,207.7	549.4	553.4	550.2	554.7
Enterprise:								
Advanced IP/TDM (A)	594.4	295.5	298.9	1,346.1	311.2	325.5	348.1	361.3
Strategic (B)	190.6	97.6	93.0	346.0	91.4	87.7	84.7	82.2
Other (C)	104.5	47.5	57.0	275.1	61.9	69.3	73.3	70.6
Switched access	7.9	4.0	3.9	20.0	4.5	5.1	4.8	5.6
End user surcharges	54.5	26.1	28.4	101.4	27.3	28.0	21.7	24.4
Enterprise	951.9	470.7	481.2	2,088.6	496.3	515.6	532.6	544.1
Wholesale:								
Core wholesale (D)	151.7	76.2	75.5	294.6	72.8	74.5	74.5	72.8
End user surcharges	0.2	0.1	0.1	0.4	0.1	0.1	0.1	0.1
Wholesale	151.9	76.3	75.6	295.0	72.9	74.6	74.6	72.9
Total service revenues	2,204.7	1,101.5	1,103.2	4,591.3	1,118.6	1,143.6	1,157.4	1,171.7
Product sales:								
Kinetic product sales	22.1	10.4	11.7	49.8	10.5	11.3	14.3	13.7
Enterprise product sales	4.2	1.3	2.9	23.9	4.9	6.2	5.2	7.6
Wholesale fiber sales	8.0	8.0	-	-	-	-	-	-
Total product and fiber sales	34.3	19.7	14.6	73.7	15.4	17.5	19.5	21.3
Total revenues and sales	$ 2,239.0	$ 1,121.2	$ 1,117.8	$ 4,665.0	$ 1,134.0	$ 1,161.1	$ 1,176.9	$ 1,193.0

(A) Advance IP/TDM revenues consist of dynamic Internet protocol, dedicated Internet access, multi-protocol label switching services, integrated voice and data, long distance, managed services, and time-division multiplexing ("TDM") voice and data services.
(B) Strategic revenues consist of Software Defined Wide Area Network ("SD-WAN"), Unified Communications as a Service ("UCaaS"), OfficeSuite, and associated network access products and services.
(C) Other revenues primarily consist of usage-based long-distance revenues and resale revenues.
(D) Core wholesale revenues primarily include revenues from providing fiber connections, data transport and wireless backhaul services.

Sensitivity: Confidential

19

20 Sensitivity: Confidential Supplemental Financial Information

Supplemental Financial Information

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED RESULTS OF OPERATIONS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(In millions)

	2021			2020				
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Total segment revenues and expenses								
Revenues and sales:								
Service revenues	$ 2,204.7	$ 1,101.5	$ 1,103.2	$ 4,591.3	$ 1,118.6	$ 1,143.6	$ 1,157.4	$ 1,171.7
Product and fiber sales	34.3	19.7	14.6	73.7	15.4	17.5	19.5	21.3
Total segment revenues and sales	2,239.0	1,121.2	1,117.8	4,665.0	1,134.0	1,161.1	1,176.9	1,193.0
Total segment costs and expenses	1,349.6	673.8	675.8	2,925.9	704.2	743.2	731.7	746.8
Segment contribution margin	$ 889.4	$ 447.4	$ 442.0	$ 1,739.1	$ 429.8	$ 417.9	$ 445.2	$ 446.2
Segment contribution margin %	39.7%	39.9%	39.5%	37.3%	37.9%	36.0%	37.8%	37.4%
Consolidated revenues and sales								
Service revenues	$ 2,204.7	$ 1,101.5	$ 1,103.2	$ 4,591.3	$ 1,118.6	$ 1,143.6	$ 1,157.4	$ 1,171.7
Product and fiber sales	34.3	19.7	14.6	73.7	15.4	17.5	19.5	21.3
Consolidated revenues and sales	$ 2,239.0	$ 1,121.2	$ 1,117.8	$ 4,665.0	$ 1,134.0	$ 1,161.1	$ 1,176.9	$ 1,193.0
Consolidated costs and expenses								
Segment costs and expenses	$ 1,349.6	$ 673.8	$ 675.8	$ 2,925.9	$ 704.2	$ 743.2	$ 731.7	$ 746.8
Shared expenses (B)	49.1	23.9	25.2	117.6	25.9	31.2	29.3	31.2
Consolidated costs and expenses	$ 1,398.7	$ 697.7	$ 701.0	$ 3,043.5	$ 730.1	$ 774.4	$ 761.0	$ 778.0
Consolidated								
Adjusted EBITDAR	$ 840.3	$ 423.5	$ 416.8	$ 1,621.5	$ 403.9	$ 386.7	$ 415.9	$ 415.0
Adjusted EBITDAR margin	37.5%	37.8%	37.3%	34.8%	35.6%	33.3%	35.3%	34.8%

(B) Shared expenses are not allocated to the segments and primarily consist of accounting and finance, information technology, legal, human resources, investor relations, and outsourcing activities that are centrally managed and are not monitored by management at a segment level.

Sensitivity: Confidential

21

Supplemental Financial Information

WINDSTREAM HOLDINGS II, LLC
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(Units in thousands, Dollars in millions, except per unit amounts)

	2021			2020				
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Kinetic Operating Metrics:								
Households served	1,276.1	1,276.1	1,272.7	1,268.0	1,268.0	1,269.3	1,262.7	1,247.2
Net household additions (losses)	8.1	3.4	4.7	29.1	(1.3)	6.6	15.5	8.3
YOY change in households served	1.1%	1.1%	2.0%	2.3%	2.3%	2.5%	1.5%	-0.3%
Average revenue per household served per month	$ 78.53	$ 79.02	$ 78.01	$ 77.11	$ 77.41	$ 76.78	$ 76.34	$ 76.75
High-speed Internet customers	1,131.9	1,131.9	1,122.4	1,109.3	1,109.3	1,102.3	1,089.4	1,067.3
Net customer additions	22.6	9.5	13.1	60.0	7.0	12.9	22.1	18.0
YOY change in high-speed Internet	3.9%	3.9%	5.2%	5.7%	5.7%	6.0%	5.3%	3.4%
Average revenue per high-speed Internet customer per month	$ 82.13	$ 82.51	$ 81.61	$ 80.85	$ 81.18	$ 80.55	$ 79.78	$ 80.32
Service Revenues Used in Average Revenue Per Month Computations Above (per page 3):								
Kinetic consumer service revenues	$ 599.4	$ 302.1	$ 297.3	$ 1,159.8	$ 294.6	$ 291.6	$ 287.4	$ 286.2
High-speed Internet bundle revenues	$ 552.2	$ 279.0	$ 273.2	$ 1,047.2	$ 269.3	$ 264.8	$ 258.1	$ 255.0
Enterprise:								
Strategic sales as a percentage of total Enterprise sales (A)	70.4%	61.9%	78.3%	62.7%	62.1%	57.0%	62.7%	68.5%
Total Capital Expenditures:	$ 509.8	$ 251.8	$ 258.0	$ 1,021.4	$ 274.9	$ 266.4	$ 247.7	$ 232.4
Claims settlements at emergence	-	-	-	(20.3)	-	(20.3)	-	-
Adjusted Capital Expenditures	$ 509.8	$ 251.8	$ 258.0	$ 1,001.1	$ 274.9	$ 246.1	$ 247.7	$ 232.4
Adjusted Capital Expenditures by Segment:								
Kinetic	$ 339.3	$ 165.6	$ 173.7	$ 674.6	$ 183.4	$ 160.9	$ 173.5	$ 156.8
Enterprise	105.0	52.0	53.0	201.9	55.7	46.6	49.8	49.8
Wholesale	65.5	34.2	31.3	124.6	35.8	38.6	24.4	25.8
Adjusted Capital Expenditures	$ 509.8	$ 251.8	$ 258.0	$ 1,001.1	$ 274.9	$ 246.1	$ 247.7	$ 232.4

(A) Enterprise strategic sales consist of SD-WAN, UCaaS, OfficeSuite and associated network access products and services.

Sensitivity: Confidential
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Supplemental Financial Information

WINDSTREAM HOLDINGS II, LLC
UNAUDITED PRO FORMA ADJUSTED CONSOLIDATED RESULTS (NON-GAAP)
QUARTERLY SUPPLEMENTAL INFORMATION
for the quarterly periods in the years 2021 and 2020
(In millions)

	2021			2020				
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
ADJUSTED FREE CASH FLOW:								
Operating income (loss)	$ 148.7	$ 75.0	$ 73.7	$ 87.4	$ 71.9	$ (23.4)	$ 24.8	$ 14.1
Depreciation and amortization	358.6	181.5	177.1	829.4	164.5	212.4	219.9	232.6
EBITDA	507.3	256.5	250.8	916.8	236.4	189.0	244.7	246.7
Adjustments:								
Straight-line expense under master leases with Uniti	317.5	158.8	158.7	662.4	158.0	167.3	168.3	168.8
Cash payment under master leases with Uniti	(332.2)	(166.4)	(165.8)	(662.3)	(165.9)	(165.8)	(165.6)	(165.0)
Cash received from Uniti per settlement agreement	49.0	24.5	24.5	24.5	24.5	-	-	-
Revenues related to customer contracts and fiber assets sold to Uniti	-	-	-	(23.9)	-	(7.6)	(8.4)	(7.9)
Restructuring charges	4.4	2.4	2.0	19.0	2.6	4.4	5.6	6.4
Other costs (A)	7.8	4.1	3.7	44.1	5.2	33.2	5.3	0.4
Equity-based compensation	3.3	1.7	1.6	3.1	1.7	0.4	0.4	0.6
Adjusted EBITDA	557.1	281.6	275.5	983.7	262.5	220.9	250.3	250.0
Adjusted Capital Expenditures	(509.8)	(251.8)	(258.0)	(1,001.1)	(274.9)	(246.1)	(247.7)	(232.4)
Uniti funding of growth capital expenditures	92.1	49.4	42.7	84.7	55.6	29.1	-	-
Cash paid for interest on long-term debt obligations	(84.2)	(15.9)	(68.3)	(224.1)	(14.1)	(63.7)	(70.3)	(76.0)
Cash (paid) refunded for income taxes, net	4.3	(5.0)	9.3	(1.0)	-	(0.1)	(0.8)	(0.1)
Adjusted Free Cash Flow	$ 59.5	$ 58.3	$ 1.2	$ (157.8)	$ 29.1	$ (59.9)	$ (68.5)	$ (58.5)
COMPUTATION OF ADJUSTED EBITDA:								
Operating income (loss)	$ 148.7	$ 75.0	$ 73.7	$ 87.4	$ 71.9	$ (23.4)	$ 24.8	$ 14.1
Depreciation and amortization expense	358.6	181.5	177.1	829.4	164.5	212.4	219.9	232.6
Straight-line expense under master leases with Uniti	317.5	158.8	158.7	662.4	158.0	167.3	168.3	168.8
Revenues related to customer contracts and fiber assets sold to Uniti	-	-	-	(23.9)	-	(7.6)	(8.4)	(7.9)
Restructuring charges	4.4	2.4	2.0	19.0	2.6	4.4	5.6	6.4
Other costs (A)	7.8	4.1	3.7	44.1	5.2	33.2	5.3	0.4
Equity-based compensation	3.3	1.7	1.6	3.1	1.7	0.4	0.4	0.6
Adjusted EBITDAR	840.3	423.5	416.8	1,621.5	403.9	386.7	415.9	415.0
Cash payment under master leases with Uniti	(332.2)	(166.4)	(165.8)	(662.3)	(165.9)	(165.8)	(165.6)	(165.0)
Cash received from Uniti per settlement agreement	49.0	24.5	24.5	24.5	24.5	-	-	-
Adjusted EBITDA	$ 557.1	$ 281.6	$ 275.5	$ 983.7	$ 262.5	$ 220.9	$ 250.3	$ 250.0

(A) Other costs for the periods presented consist of the following:

	2021			2020				
	Total	2nd Qtr.	1st Qtr.	Total	4th Qtr.	3rd Qtr.	2nd Qtr.	1st Qtr.
Spend commitment penalties (1)	$ -	$ -	$ -	$ 24.0	$ -	$ 22.8	$ 0.8	$ 0.4
Professional, legal and consulting fees - post-bankruptcy (2)	8.9	4.6	4.3	10.1	10.1	-	-	-
COVID-19 incremental expenses (3)	(1.1)	(0.5)	(0.6)	10.0	(4.9)	10.4	4.5	-
Other costs	$ 7.8	$ 4.1	$ 3.7	$ 44.1	$ 5.2	$ 33.2	$ 5.3	$ 0.4

(1) Reserve for penalties attributable to not meeting certain spend commitments under discount plans with other carriers.
(2) Post-emergence costs associated with the Chapter 11 Cases, as well as consulting fees incurred on certain cost optimization projects.
(3) COVID-19 related costs primarily consist of non-cash accrued vacation pay (inclusive of fourth quarter 2020 true-up) attributable to a one-time benefit permitting employees to carry over up to 40 hours of unused vacation to 2021 and pay premiums for Kinetic field technicians. Amounts in 2021 primarily reflect the amortization of the 2020 carryover accrued vacation pay.

Sensitivity: Confidential
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